Litigation	6 Months Ended
Jun. 30, 2018
Litigation
Litigation

23. Litigation

              From time to time, the Group may become involved in litigation relating to claims arising from the ordinary course of business. The Group believes that there are currently no claims or actions pending against the Group, the ultimate disposition of which could have a material adverse effect on the Group's results of operations, financial position or cash flows. However, litigation is subject to inherent uncertainties and the Group's view of these matters may change in the future. When an unfavorable outcome occurs, there exists the possibility of a material adverse impact on the Group's financial position and results of operations for the periods in which the unfavorable outcome occurs, and potentially in future periods.